T. Rowe Price
New America Growth Portfolio

Annual Report

December 31, 1998


Dear Investor

Stock prices were extraordinarily volatile in the second half of 1998, declining sharply in late summer in response to renewed global economic concerns but then rallying strongly in the fourth quarter to new all-time highs. Driven by a small number of the largest-capitalization stocks, the S&P 500 Stock Index rose 9.22% for the six months and 28.57% for the full year, marking a record fourth consecutive year of gains in excess of 20%. Other more broad-based market indices, however, registered quite different results as the average New York Stock Exchange issue fell 1.25% for the year and the average Nasdaq stock actually fell 11%. Even in the S&P 500, the average stock gained just 13% for the year.

     Your fund kept pace with the S&P 500 in the first half but declined much more sharply in the third quarter. Despite a strong recovery in the last three months, the New America Growth Portfolio trailed the S&P 500 by a wide margin in the second half and for the full year, as noted in the accompanying performance table. New America invests in both mid- and large-cap growth issues and had minimal representation in the narrow list of the largest-cap blue chips, which drove the S&P 500's return. We trailed the performance of the average growth fund in 1998 for the same reason. We still think that these market-leading stocks are at extended valuations, and we continue to find better earnings growth and more reasonable valuations in stocks outside the very largest companies.


     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/98                    6 Months           12 Months

     New America
     Growth Portfolio                             1.20%              18.51%

     S&P 500                                      9.22               28.57

     Lipper Variable Annuity
     Underlying Growth
     Funds Average                                6.90               24.94


Year-End Distribution

     Your Board of Directors declared a long-term capital gain of $0.50 per share, paid on December 17 to shareholders of record on December 15. You should have already received a statement reflecting this distribution.


Market Environment

     The U.S. economy performed exceptionally well again in 1998, providing an excellent backdrop for the financial markets. Last year marked the eighth consecutive year of economic growth, one of the longest such periods in U.S. history. The consumer sector, which accounts for over two-thirds of GDP, was the main engine for growth as employment levels surged and the jobless rate fell to lows not seen in recent history. The manufacturing sector, however, showed mixed results due to weakness in many other economies around the world and increased global competition. Corporate earnings rose overall, but more companies experienced downturns than at any time since the 1990-1991 recession.

     The lack of any meaningful inflationary pressure was another positive for the financial markets. The consumer price index rose less than 2% in 1998 as commodity prices, including oil, were extremely weak and labor rates remained under control despite record employment. Low inflation, slower overall economic growth, and a generally strong dollar helped push yields on long-term Treasury bonds below 5% for the first time in 30 years. This "virtuous circle" was then completed as low interest rates in turn led to higher price/earnings ratios and higher overall stock prices.

     Investor confidence also remained robust during the year, and mutual fund inflows were sizable but below the record levels of 1996 and 1997. Investors all but ignored Washington as the midterm elections proved to be a nonevent and Wall Street paid little attention to President Clinton's growing legal problems, even as the impeachment process moved forward at year-end.

     The market did, however, experience its sharpest correction since 1990 in the third quarter as stock prices fell 20% from peak to trough. The catalyst for the sell-off was a financial crisis in Russia and several other developing nations and related concern about the potential impact on many of our largest financial institutions, which had direct and indirect exposure to these suddenly questionable credits. This led to a credit squeeze here at home, but fortunately Federal Reserve Chairman Alan Greenspan took swift action, lowering interest rates in three successive steps beginning September 30, and stock prices then rebounded to record levels.


Preparing for the Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


     Our Plan of Action

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


     Smooth Transition Planned

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


     As discussed at the outset, the S&P 500's strong return masked weakness beneath the surface, as the average stock substantially trailed the overall performance. Market leadership was extremely narrow, a phenomenon that typically occurs late in a market cycle. Growth stocks were favored in 1998 as slower economic growth and weakness in the cyclical manufacturing and industrial sectors drove investors to companies with more assured growth prospects. Very large blue chip growth companies became a safe haven for investors, although smaller and mid-size growth companies did not receive the same attention. We were disappointed that our portfolio of primarily domestic, high-growth, service-based businesses of all sizes did not receive more investor focus.


     Sector Diversification
     ---------------------------------------------------------------------------
                                         12/31/97        6/30/98       12/31/98
     ---------------------------------------------------------------------------

     Financial Services                       19%            16%            15%

     Consumer Services                        35             36             39

     Business Services                        40             44             45

     Reserves                                  6              4              1
     ---------------------------------------------------------------------------

     Total                                   100%           100%           100%


Portfolio Review

     Consumer stocks, especially retailers, were the portfolio's standout performers in the last six months. Favorable employment trends and high consumer confidence led to strong retail sales. Five of the fund's top 10 contributors in the latest six-month period were retailers, led by Office Depot and Home Depot. We reestablished a position in Office Depot, a former holding, when the company acquired another fund holding, Viking Office Products. Food retailers Safeway and Fred Meyer were also strong performers.

     We added several new retailers-Williams-Sonoma, Abercrombie & Fitch, and Saks-to the portfolio in September and October when the market was concerned about the economic outlook. All rose sharply by year-end from their initial purchase prices.

     Communications companies were also very strong performers for the second half as well as the full year. MCI WorldCom and AirTouch Communications, the fund's two largest holdings at year-end, were our top contributors for all of 1998. MCI WorldCom, the long distance carrier that was the product of the merger last year between MCI and WorldCom, more than doubled in price during the year. We owned both companies prior to the merger. AirTouch, the leading domestic wireless-communications company, which became the subject of takeover speculation itself around year-end, rose nearly 75% in 1998.

     Portfolio performance was hurt in the second half by our financial services and health care holdings. Turmoil in the financial markets led to price declines for Franklin Resources and Morgan Stanley Dean Witter, though Morgan Stanley recovered substantially. Health care services was our worst-performing group as continued pressures on service providers led to sharp declines in our holdings, including Quorum Health Group, Concentra Managed Care, and PhyCor.

     Our worst performer for the year was Cendant, the fund's largest holding at year-end 1997. Cendant's stock dropped precipitously in April when the company announced the discovery of accounting irregularities. We reduced our position significantly following this announcement. The stock continued to decline in the summer and early fall as the accounting fraud was deeper than originally thought, and as it took longer than expected for the company to get its arms around the situation. When the stock fell below $10 in early October, down from a high of over $40 in April, we repurchased much of what we had sold. The stock has nearly doubled since our latest purchases, and the company is making substantial headway in resolving its accounting and legal problems. The company continues to be solidly profitable and generate sustainable free cash flow. We have confidence that management is taking the right steps to get the company back on track.

     Changes in sector weightings were relatively modest during the year. As the accompanying Sector Diversification table shows, we reduced our holdings of financial services stocks, principally by trimming some insurance positions. The increase in consumer services shown reflects the addition of the retailers mentioned earlier. Business services holdings increased due to the continued buildup in media services positions, including new holdings in Fox Entertainment Group and Infinity Broadcasting.


     Portfolio Characteristics
     ---------------------------------------------------------------------------

                                         New America
     As of 12/31/98                 Growth Portfolio                 S&P 500
     ---------------------------------------------------------------------------

     Earnings Growth Rate
     Estimated Next 5 Years*                   20.9%                   13.6%

     Profitability-Return on
     Equity Latest 12 Months                   18.4                    23.4

     Dividend Yield on Stocks                   0.3                     1.3

     P/E Ratio (Based on Next 12
     Months' Estimated Earnings)               23.8X                   25.4X


     * Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.


Outlook

     The stock market enters 1999 healthy on the surface but with some disturbing undercurrents. The S&P 500 is near all-time highs reflecting a still-growing economy, low inflation and interest rates, and strong investor confidence. But market leadership is very narrow. The average NYSE stock at year-end was 28% below its 1998 high, and the average Nasdaq stock was 38% below its high. Only 57% of all public companies reported an increase in earnings in their latest quarter. The speculation in any stock even remotely related to the Internet is worrisome and symptomatic of a market top.

     We believe strong employment trends and continued low inflation make another year of positive economic growth highly likely. Continued worldwide economic and financial turbulence plus market speculation here at home suggest that the stock market will remain highly volatile in 1999. While the market leaders have extended valuations, most stocks, including the New America Growth Portfolio's holdings, are more reasonably valued. Based on our research analysts' estimates, we believe our portfolio will show earnings growth over the next five years of 20.9% annually compared with 13.6% for the S&P 500, as shown in the table. Yet the average price/ earnings ratio for the portfolio's holdings is 23.8 times estimated calendar 1999 earnings, a discount to the S&P 500's P/E of 25.4 times. We believe the portfolio is positioned for improved relative performance in 1999.

     Respectfully submitted,

     John H. Laporte
     President and Chairman of the Investment Advisory Committee

     Brian W.H. Berghuis
     Executive Vice President

     January 28, 1999


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
                                                     Percent of
                                                     Net Assets
                                                     12/31/98
--------------------------------------------------------------------------------

MCI WorldCom                                           3.4%

AirTouch Communications                                3.1

Office Depot                                           2.9

Comcast                                                2.7

Waste Management                                       2.6

Cendant                                                2.5

Freddie Mac                                            2.5

Chancellor Media                                       2.3

Outdoor Systems                                        2.3

Telecom Liberty Media                                  2.2

The CIT Group                                          2.1

Affiliated Computer Services                           2.1

Home Depot                                             2.1

Fred Meyer                                             2.0

Circuit City Stores                                    1.9

Costco Companies                                       1.9

Carnival                                               1.9

Galileo International                                  1.8

Total Renal Care Holdings                              1.8

Associates First Capital                               1.8

BISYS Group                                            1.8

Acxiom                                                 1.8

AutoZone                                               1.7

SunGard Data Systems                                   1.6

Catalina Marketing                                     1.6
--------------------------------------------------------------------------------

Total                                                 54.4%


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------

6 Months Ended 12/31/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

MCI WorldCom                                                       30(cents)

Comcast                                                            21

Williams-Sonoma *                                                  17

Home Depot                                                         17

Freddie Mac                                                        17

Fred Meyer                                                         15

Office Depot                                                       15

AirTouch Communications                                            14

Safeway                                                            13

Catalina Marketing                                                 11
------------------------------------------------------------------------------

Total                                                             170(cents)


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Franklin Resources                                               - 26(cents)

General Nutrition                                                  26

Cole National                                                      23

Sinclair Broadcast Group **                                        20

Concentra Managed Care                                             18

Quorum Health Group                                                18

Republic Industries **                                             17

Paging Network **                                                  16

PhyCor **                                                          13

Metamor Worldwide                                                  13

--------------------------------------------------------------------------------
Total                                                           - 190(cents)


12 Months Ended 12/31/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

MCI WorldCom                                                       50(cents)

AirTouch Communications                                            34

Comcast                                                            33

Office Depot                                                       30

Home Depot                                                         29

Telecom Liberty Media                                              27

Outdoor Systems                                                    25

Carnival                                                           23

Safeway                                                            22

Freddie Mac                                                        22
--------------------------------------------------------------------------------

Total                                                             295(cents)


TEN WORST CONTRIBUTORS
-------------------------------------------------------------------------------

Cendant                                                          - 37(cents)

General Nutrition                                                  29

PhyCor **                                                          24

Concentra Managed Care *                                           23

Quorum Health Group                                                17

Republic Industries **                                             16

Smith International                                                15

Sinclair Broadcast Group **                                        14

Cole National                                                      13

Corporate Express **                                               12
--------------------------------------------------------------------------------

Total                                                           - 200(cents)

 *  Position added
**  Position eliminated


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


New America Growth Portfolio
--------------------------------------------------------------------------------

As of 12/31/98

                                                          Lipper
                   New America         S&P 500            Variable Annuity
                   Growth              Stock              Underlying Growth
                   Portfolio           Index              Funds Average

3/31/94            10,000              10,000             10,000
12/94              10,100              10,532             10,236
12/95              15,260              14,489             13,580
12/96              18,325              17,816             16,391
12/97              22,195              23,760             20,775
12/98              26,303              30,547             26,210


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


New America Growth Portfolio
Periods Ended 12/31/98
                                                Since             Inception
         1 Year            3 Years          Inception                  Date
--------------------------------------------------------------------------------

         18.51%             19.90%             22.56%               3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price New America Growth Portfolio

                              For a share outstanding throughout each period
                            ----------------------------------------------------
                             Year                                     3/31/94
                            Ended                                     Through
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE

Beginning of period      $  21.35   $  17.67   $  15.23   $  10.10   $  10.00

Investment activities
  Net investment income     (0.08)      --         0.04       0.03       0.01
  Net realized and
  unrealized gain (loss)     3.97       3.73       2.94       5.12       0.09

  Total from investment
  ativities                  3.89       3.73       2.98       5.15       0.10

Distributions
  Net investment income      --         --        (0.04)     (0.02)      --

  Net realized gain         (0.50)     (0.05)     (0.50)      --         --

  Total distributions       (0.50)     (0.05)     (0.54)     (0.02)      --

NET ASSET VALUE

End of period            $  24.74   $  21.35   $  17.67   $  15.23   $  10.10
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return#               18.51%     21.12%     20.09%     51.10%      1.00%

Ratio of expenses to
average net assets           0.85%      0.85%      0.85%      0.85%    0.85%!

Ratio of net investment

income to average
net assets                  (0.34)%     0.02%      0.18%      0.23%    0.15%!

Portfolio turnover rate      46.0%      37.3%      27.2%      54.5%    81.0%!

Net assets, end of period
(in thousands)           $118,989   $ 96,991   $ 60,241   $ 12,304   $  2,028

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 1998

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  99.3%

CONSUMER SERVICES  39.2%

Retailing/General Merchandisers  5.6%

Costco Companies *                                       31,000   $    2,242

Fred Meyer *                                             40,000        2,410

Safeway *                                                19,900        1,213

Saks *                                                   25,000          789

                                                                       6,654

Retailing/Specialty Merchandisers  12.5%

Abercrombie & Fitch
  (Class A) *                                            13,500          955

AutoZone *                                               62,000        2,042

Circuit City Stores                                      46,000        2,297

Cole National (Class A) *                                55,000          942

General Nutrition *                                      83,500        1,354

Home Depot                                               40,000        2,448

Office Depot *                                           93,500        3,454

Williams-Sonoma *                                        35,000        1,411

                                                                      14,903

Entertainment and Leisure  4.3%

Carnival (Class A)                                       46,000        2,208

Extended Stay America *                                 110,000        1,155

Premier Parks *                                          58,000        1,754

                                                                       5,117

Restaurants/Food Distribution  1.5%

Outback Steakhouse *                                     44,000        1,752

                                                                       1,752

Personal Services  7.6%

Apollo Group (Class A) *                                 45,000        1,522

Avis Rent A Car *                                        67,000        1,620

Cendant *                                               157,500        3,002

Service Corp. International                              27,500        1,047

Sylvan Learning Systems *                                60,000        1,832

                                                                       9,023

Communication Services  7.7%

AirTouch Communications *                                51,500        3,714

MCI WorldCom *                                           56,500        4,056

Western Wireless *                                       65,000        1,428

                                                                       9,198

Total Consumer Services                                               46,647



BUSINESS SERVICES  44.4%

Health Care Services  4.0%

Concentra Managed Care *                                 66,700   $      707

McKesson                                                 16,000        1,265

Quorum Health Group *                                    49,000          632

Total Renal Care Holdings *                              72,500        2,143

                                                                       4,747

Computer Services  10.4%

Acxiom *                                                 68,000        2,104

Affiliated Computer
  Services (Class A) *                                   54,500        2,453

BISYS Group *                                            41,000        2,114

First Data                                               50,000        1,584

Galileo International                                    49,500        2,153

SunGard Data Systems *                                   48,500        1,925

                                                                      12,333

Environmental Services  4.1%

Allied Waste Industries *                                75,000        1,772

Waste Management                                         67,000        3,124

                                                                       4,896

Other Business Services  8.4%

ADVO *                                                   45,000        1,187

Catalina Marketing *                                     27,500        1,880

Gartner Group (Class A) *                                53,000        1,126

Interim Services *                                       68,500        1,601

Metamor Worldwide *                                      62,500        1,551

Modis Professional Services *                           115,000        1,668

Paychex                                                  20,500        1,055

                                                                      10,068

Energy Services  1.7%

Schlumberger                                             30,000        1,384

Smith International *                                    24,500          617

                                                                       2,001

Transportation Services  0.9%

Coach USA *                                              32,400        1,124

                                                                       1,124

Media Services  14.9%

Chancellor Media *                                       57,500        2,751

Comcast (Class A Special)                                54,000        3,171

Fox Entertainment Group *                                69,000        1,738

Infinity Broadcasting *                                  55,000        1,505

Jacor Communications *                                   29,000        1,876

Outdoor Systems *                                        90,000        2,700

Telecom Liberty
  Media (Series A) *                                     57,000   $    2,627

Tribune                                                  20,000        1,320

                                                                      17,688

Total Business Services                                               52,857


FINANCIAL  15.4%

Bank and Trust  1.5%

Wells Fargo                                              45,000        1,797

                                                                       1,797

Insurance  2.2%

ACE Limited                                              30,500        1,050

Fairfax Financial (CAD) *                                 2,000          707

MGIC Investment                                          21,500          856

                                                                       2,613

Investment Services  4.0%

Franklin Resources                                       57,000        1,824

Morgan Stanley Dean Witter                               23,500        1,668

Waddell & Reed
  Financial (Class B) *                                  50,100        1,165

                                                                       4,657

Other Financial  7.7%

Associates First Capital
  (Class A)                                              50,000        2,119

CIT Group (Class A)                                      77,500        2,466

Fannie Mae                                               22,000        1,628

Freddie Mac                                              46,000        2,964

                                                                       9,177

Total Financial                                                       18,244

Miscellaneous Common Stocks  0.3%                                        376

Total Common Stocks (Cost $82,048)                                   118,124


Short-Term Investments  0.7%

Money Market Fund  0.7%

Reserve Investment Fund
  5.42% #                                               911,117   $      911

Total Short-Term Investments (Cost $911)                                 911

Total Investments in Securities
100.0% of Net Assets (Cost $82,959)                               $  119,035

Other Assets Less Liabilities                                            (46)

NET ASSETS                                                        $  118,989
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $    1,407

Net unrealized gain (loss)                                            36,076

Paid-in-capital applicable to
4,809,243 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
corporation authorized                                                81,506

NET ASSETS                                                        $  118,989
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    24.74
                                                                  ----------

  #   Seven-day yield
  *   Non-income producing
CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands



                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                         $     303
  Interest                                                               252

  Total income                                                           555

Expenses
  Investment management and administrative                               925

Net investment income                                                   (370)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 3,712
Change in net unrealized gain or loss on securities                   13,748

Net realized and unrealized gain (loss)                               17,460

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  17,090
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands

                                                      Year
                                                     Ended
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $       (370)        $         13
  Net realized gain (loss)                           3,712                   65
  Change in net unrealized gain or loss             13,748               15,691

  Increase (decrease) in
  net assets from operations                        17,090               15,769

Distributions to shareholders
  Net realized gain                                 (2,354)                (227)

Capital share transactions*
  Shares sold                                       32,866               36,823
  Distributions reinvested                           2,354                  227
  Shares redeemed                                  (27,958)             (15,842)

  Increase (decrease) in
  net assets from capital
  share transactions                                 7,262               21,208

Net Assets
Increase (decrease) during period                   21,998               36,750

Beginning of period                                 96,991               60,241

End of period                                 $    118,989         $     96,991
                                              ---------------------------------

*Share information
  Shares sold                                        1,429                1,964
  Distributions reinvested                             107                   11
  Shares redeemed                                   (1,270)                (842)

  Increase (decrease)
  in shares outstanding                                266                1,133

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $57,803,000 and $48,047,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                      $370,000

Paid-in-capital                                          (370,000)


     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $82,959,000. Net unrealized gain aggregated $36,076,000 at period-end, of which $39,699,000 related to appreciated investments and $3,623,000 to depreciated investments.


T. Rowe Price New America Growth Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $61,000 was payable at December 31, 1998. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $252,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants


To The Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of New America Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New America Growth Portfolio (one of portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


T. Rowe Price New America Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distribution included $2,354,000 from long-term capital gains, subject to the 20% rate gains category.
--------------------------------------------------------------------------------


InvestWith Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202


This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.


T. Rowe Price Investment Services, Inc., Distributor             TRP652 (12/98)
K15-055  12/31/98